Bank of America

LOAN MODIFICATION AGREEMENT

This Second Loan Modification Agreement ("Second Modification") modifies the Loan Agreement dated December 1, 2011 (the "Agreement") regarding a revolving line of credit in the current maximum principal amount of $19,000,000.00 (the "Loan") executed by and among **RADIANT LOGISTICS, INC.**, a Delaware corporation ("Parent"), **RADIANT GLOBAL LOGISTICS, INC.**, a Washington corporation (formerly Airgroup Corporation) ("Radiant Global"), **RADIANT LOGISTICS PARTNERS, LLC**, a Delaware limited liability company, **RADIANT TRANSPORTATION SERVICES, INC.**, a Delaware corporation (formerly Radiant Logistics Global Services, Inc.), **ADCOM EXPRESS, INC.**, a Minnesota corporation, **DBA DISTRIBUTION SERVICES, INC.**, a New Jersey corporation ("DBA Distribution"), and **RADIANT CUSTOMS SERVICES, INC.**, a Washington corporation (on a joint and several basis referred to herein as "Borrower"), and **BANK OF AMERICA, N.A.** ("Bank"). Terms used in this Second Modification and defined in the Agreement shall have the meaning given to such terms in the Agreement. For mutual consideration, Borrower and Bank agree to amend the Agreement as follows:

1. Expiration Date. In Section 2.2 of the Agreement, the "Expiration Date" is extended to November 30, 2014, or such earlier date as the availability may terminate as provided in this Agreement.

2. Representations and Warranties. When Borrower signs this Second Modification, Borrower represents and warrants to Bank that: (a) there is no event that is, or with notice or lapse of time or both would be, an event of default under the Agreement except those events, if any, that have been disclosed in writing to Bank or waived in writing by Bank, (b) the representations and warranties in the Agreement are true as of the date of this Second Modification as if made on the date of this Second Modification, (c) this Second Modification does not conflict with any law, agreement, or obligation by which Borrower is bound, and (d) this Second Modification is within Borrower's powers, has been duly authorized, and does not conflict with any of Borrower's organizational papers.

3. Conditions. This Second Modification will be effective when Bank receives the following items, in form and content acceptable to Bank:

(a) If required by Bank, evidence that the execution, delivery, and performance by each Borrower of this Second Modification and any instrument or agreement required under this Second Modification have been duly authorized.

(b) Payment by Borrower of all costs, expenses, and attorneys' fees (including allocated costs for in-house legal services) incurred by Bank in connection with this Second Modification.

4. Other Terms. Except as specifically amended by this Second Modification or any prior amendment, all other terms, conditions, and definitions of the Agreement, and all other documents, instruments, or agreements entered into with regard to the Loan, shall remain in full force and effect.

5. **FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.**

6. **WASHINGTON NOTICE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, TO EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.**

Dated as of January 28, 2013.

Bank:

BANK OF AMERICA, N.A.

By____________________
Tyler Burkland, Senior Vice President

Borrower:

RADIANT LOGISTICS, INC.

By____________________
Bohn H. Crain, President

RADIANT GLOBAL LOGISTICS, INC. (f/k/a Airgroup Corporation)

By____________________
Bohn H. Crain, President

RADIANT LOGISTICS PARTNERS, LLC

By____________________
Bohn H. Crain, Manager

RADIANT TRANSPORTATION SERVICES, INC. (f/k/a Radiant Logistics Global Services, Inc.)

By____________________
Bohn H. Crain, President

ADCOM EXPRESS, INC.

By____________________
Bohn H. Crain, President

DBA DISTRIBUTION SERVICES, INC.

By____________________
Bohn H. Crain, President

RADIANT CUSTOMS SERVICES, INC.

By_______________________________
Bohn H. Crain, President